UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 15, 2020

J.JILL, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38026	45-1459825
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4 Batterymarch Park

Quincy, MA 02169

(Address of principal executive offices) (Zip Code)

(617) 376-4300

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered

Common Stock, $0.01 par value	JILL	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On June 15, 2020, J.Jill, Inc. (the “Company”) entered into two Forbearance Agreements (the “Forbearance Agreements”) relating to the Company’s (i) ABL credit agreement, dated as of May 8, 2015 (as amended from time to time, the “ABL Agreement”), by and among Jill Acquisition LLC, J.Jill, Inc., as successor to J.Jill Holdings, Inc. and Jill Intermediate LLC (as replacement “Parent” of Jill Holdings LLC) (“Holdings”), certain subsidiaries of Holdings from time to time party thereto, the lenders from time to time party thereto and CIT Finance LLC, as the administrative agent and collateral agent, and (ii) term loan credit agreement, dated as of May 8, 2015 (as amended from time to time the “Term Loan Agreement,” and, together with the ABL Agreement, the “Credit Agreements”), by and among Holdings, Jill Acquisition LLC, certain subsidiaries of Holdings from time to time party thereto, the lenders from time to time party thereto and Jefferies Finance LLC, as the administrative agent, pursuant to which the lenders thereto have agreed to forbear from exercising any rights and remedies under the respective Credit Agreements in respect of the going concern qualification contained in the report of the Company’s independent registered public accountant attached to the Company’s audited, consolidated financial statements for the year ended February 1, 2020 included in the Company’s Annual Report on Form 10-K, filed with the Securities and Exchange Commission on June 15, 2020. The lenders under the Term Loan Agreement also agreed to forbear from exercising any rights and remedies under the Term Loan Agreement in respect of the Company’s failure to satisfy the total leverage ratio maintenance covenant as of the test period ended May 2, 2020. The lenders under the ABL Agreement also agreed to forbear from exercising any rights and remedies under the ABL Agreement with respect to the Company’s failure to comply with certain covenants.

The forbearance period shall continue until July 16, 2020, so long as, among other things, the Company otherwise remains in compliance with the Credit Agreements and complies with the terms of the Forbearance Agreements,.

The foregoing description of the Forbearance Agreements does not purport to be complete and is qualified in its entirety by reference to the full text of the Forbearance Agreements, copies of which are filed as Exhibits 10.1 and 10.2 and incorporated herein by reference.

Item 7.01	Regulation FD.

One June 15, 2020, the Company issued a press release providing a business update and announcing its entry into the Forbearance Agreements. A copy of the press release is furnished as Exhibit 99.1 to this current report on Form 8-K and is incorporated herein by reference.

The information in this Item 7.01 to this Current Report on Form 8-K is being furnished to the Securities and Exchange Commission and shall not be deemed “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to liability under that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	Forbearance Agreement, dated June 15, 2020.#

10.2	Forbearance Agreement, dated June 15, 2020.#

99.1	Press Release, dated June 15, 2020.

#	Certain portions of this document have been omitted in accordance with Regulation S-K Item 601(b)(10).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 16, 2020	J.JILL, INC.

	By:	/s/ Mark Webb
	Name:	Mark Webb
	Title:	Executive Vice President and Chief Financial Officer